Debt	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Debt	DEBT
As of September 30, 2024 and December 31, 2023, our debt was as follows:

(in thousands of $)	September 30, 2024	December 31, 2023
Gimi facility (note 14.1)	(615,417)	(630,000)
2021 Unsecured Bonds	(189,623)	(199,869)
2024 Unsecured Bonds	(300,000)	—
Golar Arctic facility	(9,118)	(14,589)
Subtotal (excluding lessor VIE debt)	(1,114,158)	(844,458)
CSSC VIE debt - FLNG Hilli facility (1)	(332,721)	(396,125)
Total debt (gross)	(1,446,879)	(1,240,583)
Less: Deferred financing costs	24,480	23,853
Total debt, net of deferred financing costs	(1,422,399)	(1,216,730)

At September 30, 2024, our debt, net of deferred financing costs, is broken down as follows:

	Golar debt	VIE debt (2)	Total debt
(in thousands of $)
Current portion of long-term debt and short-term debt	(64,283)	(281,647)	(345,930)
Long-term debt	(1,027,988)	(48,481)	(1,076,469)
Total	(1,092,271)	(330,128)	(1,422,399)
(1) These amounts relate to a certain lessor entity (for which legal ownership resides with a financial institution) that we are required to consolidate into our financial statements as a VIE (note 11).
2024 Unsecured Bonds

In September 2024, we issued our $300.0 million senior unsecured bonds in the Nordic bond market (“2024 Unsecured Bonds”). The 2024 Unsecured Bonds will mature in September 2029 and bear interest at 7.75% per annum. The net proceeds from the 2024 Unsecured Bonds will be used to fund existing debt maturities, capital expenditures and general corporate purposes.
Contemporaneous with the closing of the 2024 Unsecured Bonds, we repurchased $10.3 million of the 2021 Unsecured Bonds at 101.25% of par, for a total consideration of $10.7 million, inclusive of $0.3 million accrued interest.